INVESTOR PRESENTATION 3rd Quarter 2025 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW Founded in 1863 $9.1 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana, greater Indianapolis, and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans, and tax equity investments  Community solar, commercial and industrial, small utility scale, university, and municipal projects  Energy storage solutions Specialty Finance  National and international footprint  Auto rental and leasing  Truck rental and leasing  Construction machinery  Corporate and personal aircraft 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.51 billion Community Bank Loans & Leases $3.46 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 50% SPECIALTY FINANCE 50% Business 75% Personal 25%

COMMUNITY BANKING 78 Banking Centers 98 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $6.1 billion of assets under management 10 1st Source Insurance offices 3 Loan Production offices 7page In person OnlineOver the phone Mobile

8page RENEWABLE ENERGY FINANCING Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial and industrial, small utility scale, university, and municipal projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest. Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation and energy storage solutions. Environmental Impact The estimated aggregate power capacity of financed projects avoids 374,749 metric tons of carbon greenhouse emissions annually.* • Over $603 million in loans and leases outstanding as of September 30, 2025 • Over $184 million invested to date in tax equity partnership investments as of September 30, 2025 Equivalent Emissions Avoided Annually* 42,168,195 36,812,254 416,276,488 4,961 50,328 78,096 2,077 867,623 * Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of October 15, 2025

SPECIALTY FINANCE GROUP Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. 9page

93 123 146 156 0 25 50 75 100 125 150 175 Q3 22 Q3 23 Q3 24 Q3 25 Zelle Transactions (000s)7 67 70 75 76 45 50 55 60 65 70 75 80 Q3 22 Q3 23 Q3 24 Q3 25 Mobile Users (000s)² Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps 6 Based on Apple’s App Store rating at quarter-end 7 Some previously reported quarterly transactions have been modified. page 10 11K RATINGS 4.8  11.2K RATINGS 6 29% 31% 31% 33% 22% 23% 23% 23% 25% 25% 25% 24% 24% 21% 21% 20% 0% 25% 50% 75% 100% Q3 22 Q3 23 Q3 24 Q3 25 Service Usage3 4+ 3 2 1 63% 65% 67% 70% 14% 13% 12% 11% 23% 22% 21% 19% 0% 25% 50% 75% 100% Q3 22 Q3 23 Q3 24 Q3 25 Digital Adoption¹ Mobile & Online Online Only Non-Digital

page 11 INSTANT PAYMENTS Launched instant payment systems Real Time Payments (RTP) and FedNow over three phases in 2023: • RTP - Receive & Send - May ‘23 • FedNow - Receive & Send - July ‘23  Send capabilities for instant payments restricted to business clients only Since initial launch, 1st Source received or sent over $418 million through RTP and FedNow channels, as well as surpassed 345,000 total transactions. 94 217 283 519 726 1,046 1,101 1,485 1,724 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Total Transaction Volume Sent 22,327 28,758 31,734 35,858 38,120 38,706 37,501 42,896 45,078 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Total Transaction Volume Received

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 36 years each of banking experience and 27 years with 1st Source Business Banking Officers 40 business banking officers with an average 21 years each of lending experience and with 1st Source from 1 to 36 years Specialty Finance Group Officers 23 specialty finance officers with an average 25 years each of lending experience and with 1st Source from 2 to 35 years 12page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2024 #1 SBA Lender Headquartered in State of Indiana with assets of less than $10 billion #1 Deposit share in our 16 contiguous county market #4 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2023 CRA data by FFIEC. #2 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2023 CRA data by FFIEC. #33 On Monitor Magazine’s 2024-25 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. #20 On Monitor Magazine’s 2025 Top 50 Bank Equipment Finance Companies in the U.S. 2024 Commitment to Community Award Indiana Bankers Association - $3 Billion or more in assets 13page

14page PERFORMANCE LEADERSHIP 2025 Business Reporter Best Banks in America 2024 US News & World Report Best Companies to Work For – Midwest Leaders in Banking Excellence Award, the Indiana Bankers Association’s highest honor Christopher J. Murphy III Executive Chairman, 1st Source Corporation & 1st Source Bank Indianapolis Business Journal Media 250 Most Influential Business Leaders Christopher J. Murphy III Executive Chairman, 1st Source Corporation & 1st Source Bank Tracy D. Graham & Isaac P. Torres Board Members Top 50 Women Leaders of Ohio for 2025 Top 50 Women Leaders of Columbus, Ohio for 2025 Melody Birmingham Board Member 2024 Woman of Influence Award by South Bend Regional Chamber of Commerce Andrea Short President and CEO, 1st Source Corporation CEO, 1st Source Bank 2025 Forbes’ • World’s Best Banks • America’s Best Banks • America’s Best Midsize Employers • Best-In-State Banks • Best Employers for New Grads 2024 Forbes’ • America’s Best-in-State Employers

FINANCIAL REVIEW

16page 5987 6426 6121 6201 6413356 285 836 918 956 0.19% 0.38% 1.77% 2.34% 2.15% 0.00% 1.00% 2.00% 3.00% 4.00% 0 3,000 6,000 9,000 2021 2022 2023 2024 2025 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 6711 6957 7119 7369 6343

17page Time 25% Noninterest- bearing demand 22% Interest- bearing demand 34% Savings 19% Public Fund 20% Brokered 7% Business 27% Consumer (1) 46% (1) Includes business customer certificates of deposit which were immaterial Approximately 230,000 deposit accounts with an average balance of $32,300. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

18page $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 June 19 June 20 June 21 June 22 June 23 June 24 June 25 1st Source Lake City Bank Chase Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2025 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2025 ______14.18% __10.28% _____________9.13% _____4.71% ________4.68%

19page 5438 5567 6204 6598 6928 4.32% 4.74% 6.25% 6.84% 6.78% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 3000 4500 6000 7500 2021 2022 2023 2024 2025 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

20page Commercial Real Estate 18% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 4% Auto and Light Truck 14% Construction Equipment 17% Aircraft 16% Commercial 19% DIVERSIFIED LOAN PORTFOLIO 2025 Average Loans by Type

21page 2.38% 2.32% 2.26% 2.27% 2.32% 2021 2022 2023 2024 2025 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.77% 0.45% 0.37% 0.46% 0.91% 2021 2022 2023 2024 2025 YTD Low Nonperforming Assets 0.16% 0.03% -0.04% 0.09% 0.08% 2021 2022 2023 2024 2025 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

22page 118.5 120.5 124.9 132.6 101.2 117.1 4.70 4.84 5.03 5.36 4.09 4.74 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 $150 2021 2022 2023 2024 2024 YTD 2025 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

23page 150.6 170.0 167.6 183.5 139.9 162.7 $0 $50 $100 $150 $200 2021 2022 2023 2024 2024 YTD 2025 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

24page 1.41% 1.14% 1.53% 1.49% 1.48% 1.52% 1.75% 11.50% 9.41% 13.07% 13.81% 13.48% 12.54% 13.24% 12.85% 10.42% 14.40% 15.28% 14.82% 13.62% 14.25% 6.00% 10.00% 14.00% 18.00% 0.80% 1.40% 2.00% 2.60% 3.20% 2019 2020 2021 2022 2023 2024 2025 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of June 30, 2025. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 14.27% 14.23% ROAE 10.77% 11.06% ROAA 1.17% 1.25%

25page 237.1 264.1 279.4 301.4 221.9 255.3 3.23% 3.45% 3.51% 3.64% 3.59% 4.00% 2.75% 3.75% 4.75% 5.75% $0 $55 $110 $165 $220 $275 $330 2021 2022 2023 2024 2024 YTD 2025 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

26page Trust, Wealth Advisory, and Retirement Plan Services 31% Other 20% Debit Card 20% Service Charges on Deposit Accounts 15% Insurance Commissions 9% Mortgage Banking 4% Equipment Rental 1% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $6.1B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2025 = $66.2MM* 21% of Total Revenue*

27page 172.5 174.7 194.6 199.5 146.2 158.4 53.5% 51.1% 54.2% 51.9% 51.5% 49.6% 45.0% 55.0% 65.0% 75.0% $25.0 $75.0 $125.0 $175.0 $225.0 2021 2022 2023 2024 2024 YTD 2025 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

16.76% 16.10% 16.25% 17.08% 17.85% 2021 2022 2023 2024 2025 YTD 28page 11.89% 12.63% 13.26% 14.05% 14.55% 2021 2022 2023 2024 2025 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 15.50% 14.84% 14.99% 15.82% 16.59% 2021 2022 2023 2024 2025 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 10.39% 9.45% 10.48% 11.61% 12.85% 2021 2022 2023 2024 2025 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: There were 160,363 shares of treasury stock repurchased in 2025

29page 17.85% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

30page $26.30 $29.18 $31.62 $33.64 $31.63 $37.06 $41.89 $47.17 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 2018 2019 2020 2021 2022 2023 2024 2025 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

31page 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 1.300 1.400 1.520 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD COMMON DIVIDENDS PER SHARE 37 YEARS OF CONSECUTIVE DIVIDEND GROWTH

32page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

33page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – October 20, 2025

PERFORMANCE FINANCIAL 2019-2025 KBW Bank Honor Roll Seventh consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share 2024 S&P Global Market Intelligence’s Top 50 Community Banks #25 with $3B to $10B in assets 2024 Piper Sandler Sm-All Stars One of 30 banks/thrifts identified as a top performing small-cap bank in the country Bank Performance Scorecard by Bank Director Magazine #19 Overall in the top 25 Banks #8 Of $5 billion up to $50 billion in assets 5-Star Superior Rating – BauerFinancial 37 Years of consecutive dividend growth 34page NCIAL

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 37 consecutive years of dividend growth 35page

CONTACT INFORMATION Christopher J. Murphy III Executive Chairman of the Board 1st Source Corporation and 1st Source Bank (574) 235-2711 Murphy-c@1stsource.com Andrea G. Short President and CEO, 1st Source Corporation CEO, 1st Source Bank (574) 235-2348 shorta@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 36page

APPENDIX

CONSOLIDATED BALANCE SHEET 38page (Dollars in millions) 2021 2022 2023 2024 2025 YTD Cash and cash equivalents 525$ 123$ 130$ 125$ 214$ Investment securities and other investments* 1,890 1,800 1,648 1,560 1,517 Loans and leases, net of unearned discount 5,360 6,015 6,520 6,857 6,972 Allowance for loan and lease losses (127) (139) (148) (155) (161) Other assets 448 540 578 545 515 Total assets 8,096$ 8,339$ 8,728$ 8,932$ 9,057$ Noninterest-bearing deposits 2,053$ 1,998$ 1,656$ 1,639$ 1,634$ Interest-bearing deposits 4,626 4,930 5,383 5,591 5,776 Total deposits 6,679 6,928 7,039 7,230 7,410 Total borrowings 330 321 419 347 175 Other liabilities 118 166 202 173 181 Total shareholders' equity 916 864 989 1,111 1,236 Noncontrolling interests 53 60 79 71 55 Total equity 969 924 1,068 1,182 1,291 Total liabilities and equity 8,096$ 8,339$ 8,728$ 8,932$ 9,057$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 39page (Dollars in millions) 2021 2022 2023 2024 2024 YTD 2025 YTD Net interest income 237$ 263$ 279$ 301$ 221$ 255$ (Recovery of provision) provision for credit losses (4) 13 6 12 9 12 Noninterest income* 86 81 84 82 65 66 Noninterest expense* 172 174 195 200 146 158 Income before income taxes 155 157 162 171 131 151 Income tax expense 36 36 37 38 30 34 Net income 119 121 125 133 101 117 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 119$ 121$ 125$ 133$ 101$ 117$ Diluted net income per common share 4.70$ 4.84$ 5.03$ 5.36$ 4.09$ 4.74$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

40page Transportation & Warehousing 12% Finance & Insurance and Real Estate 16% Services 20% Retail Trade 8% Construction 13% Manufacturing 13% Ag, Forestry, Fishing & Hunting 9% Wholesale Trade 4% Other* 5% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

59% 37% 4% 41page Interest Rate Risk Characteristics • Variable rate loans reprice quickly — 91.0% of Variable reprice within 3 months. • Fixed rate loans have short terms • Weighted average remaining life of 2.86 years. • Stable, low-cost deposit funding base — The effective rate on deposits as of September 30, 2025, was 2.15%. — 22% non-interest-bearing deposit • Liquid and high-quality investment portfolio of $1.5 billion. • Average investment portfolio duration of 3.3 years. Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +0.60% -1.07% LOANS Fixed Variable Repricing within 3 months Variable Repricing greater than 3 months ASSET LIABILITY MANAGEMENT Fixed WARL of 2.86 years.

42page OWNERSHIP SUMMARY Institution (Top 10 Institutions) Shares % of Total BlackRock Inc. 1,997,176 8.2% Dimensional Fund Advisors LP 1,478,690 6.0% Vanguard Group Inc. 1,245,505 5.1% Charles Schwab Investment Mgmt 625,783 2.6% State Street Global Advisors Inc. 587,201 2.4% Geode Capital Management LLC 480,822 2.0% AllianceBernstein LP 479,520 2.0% Boston Trust Walden Co. 401,900 1.6% Bridgeway Capital Management LLC 288,016 1.2% Kennedy Capital Management LLC 278,829 1.1% Top 10 Institutions(2) 7,863,442 32.2% Other 5,036,780 20.6% Total Institutional Ownership(2) 12,900,222 52.8% Institutional, 52.8% Insiders, 26.4% Retail/Other, 18.1% 1st Source ESOP, 2.7% (1) As of September 30, 2025 (2) As of June 30, 2025 or most recently reported data Source: S&P Global Market Intelligence and Company filings Institutional 12,900,222 52.8% Insiders 6,449,150 26.4% Retail/Other 4,414,348 18.1% 1st Source ESOP 670,384 2.7% Total Shares Outstanding(1) 24,434,104 100.0%

43page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Yield on Loans and Leases (Dollars in thousands) 2021 2022 2023 2024 2025 YTD (A) Loans and leases interest income (GAAP) 234,583$ 263,677$ 387,143$ 451,115$ 350,865$ (B) Plus: loans and leases fully tax-equivalent adjustments 319 366 381 317 226 (C) Loans and leases interest income - FTE (A+B) 234,902 264,043 387,524 451,432 351,091 (D) Average loans and leases 5,437,817$ 5,566,701$ 6,203,857$ 6,598,329$ 6,928,394$ (E) Annualization factor 1.00 1.00 1.00 1.00 1.34 Yield on loans and leases (GAAP) (A*E)/D 4.31% 4.74% 6.24% 6.84% 6.77% Yield on loans and leases - FTE (C*E)/D 4.32% 4.74% 6.25% 6.84% 6.78% Pre-Tax, Pre-Provision Income (Dollars in thousands) 2021 2022 2023 2024 2024 YTD 2025 YTD (A) Income before income taxes (GAAP) 154,885$ 156,787$ 161,680$ 171,057$ 130,997$ 150,813$ (B) Plus: (Recovery of provision) provision for credit losses (4,303) 13,245 5,866 12,466 8,886 11,851 (C) Pre-tax pre-provision income (A+B) 150,582$ 170,032$ 167,546$ 183,523$ 139,883$ 162,664$ Calculation of Return on Average Tangible Common Equity (Dollars in thousands) 2019 2020 2021 2022 2023 2024 2025 YTD (A) Net income (GAAP) 91,960$ 81,437$ 118,534$ 120,509$ 124,927$ 132,623$ 117,135$ (B) 799,736 865,278 906,951 872,721 926,935 1,057,331 1,183,027 (C) Less: average goodwill and intangible assets 83,985 83,959 83,937 83,916 83,905 83,907 83,896 (D) Average tangible common shareholders' equity (B-C) 715,751$ 781,319$ 823,014$ 788,805$ 843,030$ 973,424$ 1,099,131$ (E) Annualization factor 1.00 1.00 1.00 1.00 1.00 1.00 1.34 Return on average common equity (GAAP) (A*E)/B 11.50% 9.41% 13.07% 13.81% 13.48% 12.54% 13.24% Return on average tangible common equity (A*E)/D 12.85% 10.42% 14.40% 15.28% 14.82% 13.62% 14.25% Average common shareholders' equity (GAAP)

44page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Net Interest Margin (Dollars in thousands) 2021 2022 2023 2024 2024 YTD 2025 YTD (A) Interest income (GAAP) 254,772$ 293,816$ 416,907$ 484,017$ 360,867$ 381,408$ (B) Plus: fully tax-equivalent adjustments 459 628 741 586 436 454 (C) Interest income - FTE (A+B) 255,231 294,444 417,648 484,603 361,303 381,862 (D) Interest expense (GAAP) 18,134 30,347 138,260 183,200 139,416 126,528 (E) Net interest income (GAAP) (A-D) 236,638 263,469 278,647 300,817 221,451 254,880 (F) Net interest income - FTE (C-D) 237,097 264,097 279,388 301,403 221,887 255,334 (G) Average earning assets 7,338,639$ 7,661,168$ 7,956,604$ 8,284,489$ 8,253,068$ 8,535,551$ (H) Annualization factor 1.00 1.00 1.00 1.00 1.34 1.34 Net interest margin (GAAP) (E*H)/G 3.22% 3.44% 3.50% 3.63% 3.58% 3.99% Net interest margin - FTE (F*H)/G 3.23% 3.45% 3.51% 3.64% 3.59% 4.00% Noninterest Income (Dollars in thousands) 2021 2022 2023 2024 2024 YTD 2025 YTD (A) Noninterest income (GAAP) 100,092$ 91,262$ 90,623$ 86,307$ 67,825$ 68,066$ (B) Less: depreciation - leased equipment (13,694) (10,023) (7,093) (4,073) (3,194) (1,894) (C) Noninterest income - adjusted (A-B) 86,398$ 81,239$ 83,530$ 82,234$ 64,631$ 66,172$ Noninterest Expense (Dollars in thousands) 2021 2022 2023 2024 2024 YTD 2025 YTD (A) Noninterest expense (GAAP) 186,148$ 184,699$ 201,724$ 203,601$ 149,393$ 160,282$ (B) Less: depreciation - leased equipment (13,694) (10,023) (7,093) (4,073) (3,194) (1,894) (C) Noninterest expense - adjusted (A-B) 172,454$ 174,676$ 194,631$ 199,528$ 146,199$ 158,388$

45page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Efficiency Ratio (Dollars in thousands) 2021 2022 2023 2024 2024 YTD 2025 YTD (A) Net interest income (GAAP) 236,638$ 263,469$ 278,647$ 300,817$ 221,451$ 254,880$ (B) Net interest income - FTE 237,097 264,097 279,388 301,403 221,887 255,334 (C) Plus: noninterest income (GAAP) 100,092 91,262 90,623 86,307 67,825 68,066 (D) Less: (gains)/losses on investment securities and partnership investments (1,020) (3,714) (3,875) 809 (2,678) (2,157) (E) Less: depreciation - leased equipment (13,694) (10,023) (7,093) (4,073) (3,194) (1,894) (F) Total net revenue (GAAP) (A+C) 336,730 354,731 369,270 387,124 289,276 322,946 (G) Total net revenue - adjusted (B+C-D-E) 322,475 341,622 359,043 384,446 283,840 319,349 (H) Noninterest expense (GAAP) 186,148 184,699 201,724 203,601 149,393 160,282 (E) Less: depreciation - leased equipment (13,694) (10,023) (7,093) (4,073) (3,194) (1,894) (I) Noninterest expense - adjusted (H-E) 172,454$ 174,676$ 194,631$ 199,528$ 146,199$ 158,388$ Efficiency ratio (GAAP-derived) (H/F) 55.3% 52.1% 54.6% 52.6% 51.6% 49.6% Efficiency ratio - adjusted (I/G) 53.5% 51.1% 54.2% 51.9% 51.5% 49.6% Calculation of Tangible Common Equity-to-Tangible Assets Ratio (Dollars in thousands) 2021 2022 2023 2024 2025 YTD (A) Total common shareholders' equity (GAAP) 916,255$ 864,068$ 989,568$ 1,111,068$ 1,236,472$ (B) Less: goodwill and intangible assets (83,926) (83,907) (83,916) (83,897) (83,895) (C) Total tangible common shareholders' equity (A-B) 832,329 780,161 905,652 1,027,171 1,152,577 (D) Total assets (GAAP) 8,096,289 8,339,416 8,727,958 8,931,938 9,056,691 (B) Less: goodwill and intangible assets (83,926) (83,907) (83,916) (83,897) (83,895) (E) Total tangible assets (D-B) 8,012,363$ 8,255,509$ 8,644,042$ 8,848,041$ 8,972,796$ Common equity-to-assets ratio (GAAP-derived) (A/D) 11.32% 10.36% 11.34% 12.44% 13.65% Tangible common equity-to-tangible assets ratio (C/E) 10.39% 9.45% 10.48% 11.61% 12.85%

46page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2018 2019 2020 2021 2022 2023 2024 2025 YTD (A) Total common shareholders' equity (GAAP) 762,082$ 828,277$ 886,845$ 916,255$ 864,068$ 989,568$ 1,111,068$ 1,236,472$ (B) Less: goodwill and intangible assets (83,998) (83,971) (83,948) (83,926) (83,907) (83,916) (83,897) (83,895) (C) Total tangible common shareholders' equity (A-B) 678,084$ 744,306$ 802,897$ 832,329$ 780,161$ 905,652$ 1,027,171$ 1,152,577$ (D) Actual common shares outstanding 25,783,728 25,509,474 25,389,117 24,739,512 24,662,286 24,434,604 24,520,162 24,434,104 Book value per common share (GAAP-derived) (A/D)*1000 29.56$ 32.47$ 34.93$ 37.04$ 35.04$ 40.50$ 45.31$ 50.60$ Tangible common book value per share (C/D)*1000 26.30$ 29.18$ 31.62$ 33.64$ 31.63$ 37.06$ 41.89$ 47.17$